EXHIBIT 10.31

                                VOTING AGREEMENT


              THIS VOTING AGREEMENT (the "Agreement") is made and entered into this 26th day of June, 1998, by and among Value America, Inc., a Virginia corporation (the "Company"), those certain existing holders of the Company's Common Stock listed on Exhibit A hereto (the "Holders") and those certain purchasers of the Company's Series B Preferred, as defined herein, listed on Exhibit B hereto (the "Investors").


                                    RECITALS

              A. The Company and the Investors are parties to that certain Preferred Stock Purchase Agreement, dated as of the date hereof (the "Series B Agreement"), and the Company's and the Investors' obligations under the Series B Agreement are conditioned upon the execution and delivery of this Agreement by the parties hereto.

              B. The Investors, as holders of Series B Preferred Stock, without par value (the "Series B Preferred") of the Company, are entitled to elect one director to serve on the Board of Directors of the Company, to remove such director and to fill any vacancy caused by the resignation, death or removal of such director, and the Company and the Investors desire to enter into this Agreement with respect to the election of such director.

              C. Upon the consummation of a Qualified Offering (as defined herein) of the Common Stock, without par value (the "Common Stock") of the Company, the holders of Common Stock (including the Holders as holders of Common Stock and the Investors as holders of Common Stock upon conversion of the Preferred Stock, without par value, of the Company) shall be entitled to elect directors to serve on the Board of Directors of the Company, to remove such directors and to fill any vacancy caused by the resignation, death or removal of such directors, and the Company, the Holders and the Investors desire to enter into this Agreement with respect to the election of such directors.

                                    AGREEMENT

              NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Voting of Series B Preferred Stock for Director.

                      (a) Each Investor agrees to vote all shares of the Series B Preferred registered in such Investor's name or beneficially owned by such Investor as of the date hereof and any and all other shares of the Series B Preferred legally or beneficially acquired by such Investor after the date hereof (hereinafter collectively referred to as the "Series B Shares"), at each meeting or pursuant to each consent of the Company's stockholders in each case to elect directors, to elect as a director to serve on the Board of Directors of the Company (the "Board"), pursuant to Article IIIA, Section 6(c)(1) of the Company's Articles of Incorporation, as amended, a nominee of Vulcan Ventures Incorporated or any affiliate thereof (collectively, "Vulcan") as designated by Vulcan from time to time. As used herein, the term "affiliate" shall have the meaning assigned thereto in the Series B Agreement. In the event of the death, resignation, removal or inability to serve for any reason of any nominee designated by Vulcan, Vulcan shall be entitled to designate a successor to such nominee. Any vote taken to remove any director elected pursuant to this Section 1(a), or to fill any vacancy created by the resignation, death or removal of a director elected pursuant to this Section 1(a), shall also be subject to the provisions of this Section 1(a).

                      (b) Not later than thirty (30) days following the date of this Agreement, the Investors shall cause the initial designee of Vulcan to be elected as a director to serve on the Board until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified in accordance herewith.

                      (c) Each Investor hereby grants to Vulcan an irrevocable proxy to vote its Series B Shares in accordance with the agreements contained in this Section 1. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST, HAS BEEN GIVEN IN CONNECTION WITH A VOTING AGREEMENT COVERING SHARES OF CAPITAL STOCK THAT ARE SUBJECT TO THE PROXY AND IS BEING GIVEN AND MADE PURSUANT TO
SECTION  13.1-664 OF THE CODE OF VIRGINIA.

              2.      Voting of Common Stock for Directors.

                      (a) (i) Each Holder agrees to vote all shares of voting capital stock of the Company registered in his name or beneficially owned by him as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by such Holder after the date hereof (hereinafter collectively referred to as the "Holder Shares") subject to, and in accordance with, the provisions of this Agreement.

                               (ii)     Each Investor agrees to vote all shares
of voting capital stock of the Company (including, without limitation, all shares of Common Stock issued upon conversion of the Series A Preferred and the Series B Preferred) registered in its name or beneficially owned by it as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by such Investor after the date hereof (hereinafter collectively referred to as the "Investor Shares") subject to, and in accordance with, the provisions of this Agreement.

                      (b) From and after the consummation of a Qualified Offering (as herein defined), and the conversion of the Series A Preferred and Series B Preferred in connection therewith, each Holder shall vote all of such person's Holder Shares, and each Investor shall vote all of such person's Investor Shares, at each meeting or pursuant to each consent of the Company's stockholders in each case to elect directors, to elect as a director to serve on the Board (i) Michael R. Steed as nominee of Union Labor Life Insurance Company ("Ullico") (provided that Ullico has nominated Michael R. Steed by written notice to the Company to such effect) and (ii) William D. Savoy as nominee of Vulcan (provided that Vulcan has nominated William D. Savoy by written notice to the Company to such effect), in connection with the expiration of their respective terms as directors. Any vote taken to remove any director elected pursuant to this Section 2(b) shall also be subject to the provisions of this Section 2(b). This Agreement shall not restrict the voting of Investor Shares or Holder Shares to elect any director to any Board seat other than those held by Michael R. Steed and William D. Savoy. As used herein, a "Qualified Offering" means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock for the account of the Company in which the aggregate gross proceeds received by the Company at the public offering price equals or exceeds $25.0 million, and the public offering price per share of which equals or exceeds 110% of the conversion price of the Series A Preferred then in effect, and the obligation of the underwriters with respect to which is that if any of the securities being offered are purchased, all of such securities must be purchased.

                      (c) Subject to Sections 3(c) and 4 below, each Holder and each Investor hereby grants to Ullico and Vulcan, respectively, an irrevocable proxy to vote his Holder Shares and its Investor Shares solely (and without limitation of other voting rights with regard to the election of directors or otherwise) for the election of Michael R. Steed and William
D. Savoy as directors of the Company in accordance with Section 2 hereof. SUBJECT TO SECTIONS 3(c) AND 4 BELOW, THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST, HAS BEEN GIVEN IN CONNECTION WITH A VOTING AGREEMENT COVERING SHARES OF CAPITAL STOCK THAT ARE SUBJECT TO THE PROXY AND IS BEING GIVEN AND MADE PURSUANT TO SECTION 13.1-664 OF THE CODE OF VIRGINIA. The Company hereby acknowledges the proxy created hereby for the sole purpose provided, and recognizes that the Investors and the Holders possess the
authority  to  vote  all  Investor   Shares  and  Holder   Shares, respectively,
on matters not covered by such proxy.

              3.      General Provisions.

                      (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Series B Shares, Holder Shares and the Investor Shares the following restrictive legend (the "Legend"):

                      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT, DATED JUNE 26, 1998 WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH
                      AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

                      (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Series B Shares, Holder Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

                      (c) The provisions of this Agreement shall be binding upon the successors in interest to or transferee of any of the Series B Shares, Holder Shares or Investor Shares, other than any transferee of any Holder Shares which is not affiliated with any Holder or related by blood or marriage to any Holder or a trustee for the benefit of any Holder or any of such relatives (a "Non-Related Transferee"). The Company shall not permit the transfer of any of the Series B Shares, Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred (other than any Non-Related Transferee) shall have executed a written agreement, pursuant to which such person becomes a party to this Agreement or otherwise agrees to be bound by all the provisions hereof as if such person were a Holder or an Investor, as applicable.

                      (d) The Company agrees not to give effect to any action by any Holder or any Investor, Ullico, Vulcan or any other person or entity which is in contravention of this Agreement.

                      (e) Except as provided by this Agreement, each Holder and each Investor shall exercise the full rights of a stockholder with respect to the Holder Shares and the Series B Shares and Investor Shares, respectively.

             4. Termination. This Agreement  shall continue in full force and effect from the date hereof through the date as of which the parties hereto terminate this Agreement by written consent of holders of at least a majority of the Investor Shares which constitute Series A Preferred and a majority of the Investor Shares which constitute Series B Preferred and a majority of the Holder Shares, on which date this Agreement shall terminate in its entirety; provided, however, that the obligations of the Investors under Section 1 and the obligations of the Holders and Investors under Section 2 with respect to the election to the Board of a Vulcan designee or William D. Savoy as Vulcan's designee under Section 2 shall terminate on the earlier to occur of (a) the date that Vulcan ceases to hold at least that number of shares equal to 25% of the number of shares of capital stock of the Company, on a fully diluted basis, owned by Vulcan on the date hereof, including, without limitation, after giving effect to the purchase of Series B Preferred under the Series B Agreement, and (b) the tenth anniversary of the date of this
Agreement;   provided  further,  that  the obligations of the Holders and the
Investors under Section 2 with respect to the election to the Board of Michael
R. Steed as Ullico's designee shall terminate on the earlier to occur of (a) the date on which Ullico ceases to hold at least that number of shares equal to 25% of the number of shares of capital stock of the Company, on a fully diluted basis, owned by Ullico on the date hereof, including, without limitation, after giving effect to the purchase of Series B Preferred under the Series B Agreement and the purchase of Common Stock under that certain Stock Purchase Agreement dated as of the date hereof and defined in Section 6.1(m) of the Series B Agreement, and (b) the tenth anniversary of the date of this Agreement.

              5.      Miscellaneous.

                      (a) The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

                      (b) This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Virginia.

                      (c) This Agreement may be amended and any term hereof may be waived only by an instrument in writing signed by the Company, Vulcan, holders of a majority of the Investor Shares and holders of a majority of the Holder Shares, except that this Agreement may be amended to include transferees of Series B Shares and Investor Shares and transferees of Holder Shares which are not Non-Related Transferees, in each case in accordance herewith.

                      (d) If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                      (e) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors,
assigns,   administrators, executors and other legal representatives.

                      (f) This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                      (g) No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

                      (h) In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

                      (i) As used herein, the masculine, feminine or neuter gender shall be deemed to include the others whenever the context so indicates or requires.

                      (j)      This is a voting agreement made pursuant to
Section 13.1-671 of the Code of Virginia regarding voting agreements.

                      [SIGNATURE PAGE TO VOTING AGREEMENT]


              In  Witness  Whereof,   the  parties  hereto  have  executed  this
Agreement as of the date first above written.


                                                 COMPANY:

                                                 VALUE AMERICA, INC.

                                                  /s/ Craig A. Winn
                                                 ---------------------------
                                                 Craig A. Winn, Chairman and
                                                 Chief Executive Officer



                                                 UNION LABOR LIFE INSURANCE
                                                 COMPANY Acting on behalf of its
                                                 Separate Account P


                                                 By: /s/ Michael R. Steed
                                                     --------------------------
                                                     An Authorized Officer

                      [SIGNATURE PAGE TO VOTING AGREEMENT]


                                                 VULCAN VENTURES INCORPORATED


                                                 By: /s/ William D. Savoy
                                                     -------------------------
                                                       An Authorized Officer


                                                 UNITED ASSOCIATION OF
                                                 JOURNEYMEN AND APPRENTICES OF
                                                 THE PLUMBING AND PIPEFITTING
                                                 INDUSTRY OF THE UNITED STATES
                                                 AND CANADA, GENERAL FUND

                                                 By: __________________________
                                                          An Authorized Officer


                                                 THE ANNETTE M. AND THEODORE N.
                                                 LERNER FAMILY FOUNDATION


                                                 By: __________________________
                                                          An Authorized Officer


                                                 RYMAC JOINT VENTURE


                                                 By:___________________________
                                                          An Authorized Officer


                                                 BENDER FAMILY INVESTMENT
                                                 LIMITED PARTNERSHIP


                                                 By:___________________________
                                                          An Authorized Officer

                      [SIGNATURE PAGE TO VOTING AGREEMENT]


                                                 LERNER INVESTMENTS LIMITED
                                                 PARTNERSHIP, a Maryland limited
                                                 partnership

                                                 By:      Moloreaux, Inc., its
                                                 general partner


                                                 By:____________________________
                                                           An Authorized Officer

                      [SIGNATURE PAGE TO VOTING AGREEMENT]



                                                 ------------------------------
                                                 William D. Savoy


                                                 ------------------------------
                                                 Grover McKean


                                                 ------------------------------
                                                 David Schwinger


                                                 ------------------------------
                                                 Terence R. McAuliffe


                                                 ------------------------------
                                                 Charles T. Manatt


                                                 ------------------------------
                                                 Martha T. S. Werner


                                                 ------------------------------
                                                 Thomas Driscoll


                                                 ------------------------------
                                                 John D. Shulman


                                                 ------------------------------
                                                 C. Raymond Marvin

                      [SIGNATURE PAGE TO VOTING AGREEMENT]



                                                 YAGEMANN REVOCABLE TRUST,
                                                 DATED NOVEMBER 13, 1992

                                                 By:  _________________________
                                                 Name:  _______________________
                                                 Title:    ____________________

                      [SIGNATURE PAGE TO VOTING AGREEMENT]


                                                 DAVIDSON FAMILY LIMITED
                                                 PARTNERSHIP, a Nevada limited
                                                 partnership


                                                 By:___________________________
                                                        Thomas R. Davidson,
                                                          General Partner

                      [SIGNATURE PAGE TO VOTING AGREEMENT]



                                                 HOLDERS:

                                                  /s/ Craig A. Winn
                                                 ------------------------------
                                                 Craig A. Winn

                                                  /s/ Rex Scatena
                                                 ------------------------------
                                                 Rex Scatena


                                                 CRYSTAL INVESTMENTS, L.L.C.

                                                 By:___________________________
                                                          An Authorized Officer


                                                 FROSTINE, L.L.C.

                                                 By:___________________________
                                                          An Authorized Officer

                                    Exhibit A

                                 LIST OF HOLDERS

   Name                                          No. of Shares of Common Stock
   ----                                          -----------------------------
Craig A. Winn                                           5,053,793
3420 Cesford Grange
Keswick, VA 22947


Rex Scatena                                             2,149,900
580 Milford Road
Earlysville, VA 94599


Crystal Investments, L.L.C.                               100,100
c/o Craig A. Winn
3420 Cesford Grange
Keswick, VA  22947


Frostine, L.L.C.                                          100,100
c/o Rex Scatena
580 Milford Road
Earlysville, VA  94599

                                    Exhibit B

                                LIST OF INVESTORS

                                                       No. of Shares of
                                                       ----------------

                                      Common       Series A Preferred    Series B
                                      ------       ------------------    --------
                                                                         Preferred
                                                                         ---------
Union Labor Life Insurance Company     77,742       5,000,000              7,801
111 Massachusetts Avenue, N.W.
Washington, DC  20001
Attention: Mr. Michael R. Steed,
Senior Vice President
Telecopier: (202) 682-7932

Vulcan Ventures Incorporated                                             492,287
110   110th Avenue Northeast
Suite 550
Bellevue, WA 98004
Telecopier: (425) 453-1985

The United Association of              89,478                              8,979
Journeymen and Apprentices
of the Plumbing and Pipefitting
Industry of the United States and
Canada, General Fund
901 Massachusetts Avenue, N.W.
Washington, DC 20001
Telecopier: (202) 628-5024

The Annette M. and Theodore             38,773                             3,891
N. Lerner Family Foundation, Inc.
11501 Huff Court
North Bethesda, MD 20895
Attention: Edward Cohen, Partner
Telecopier: (301) 770-0144

Lerner Investments Limited Partnership,                                    6,563
a Maryland limited partnership
11501 Huff Court
North Bethesda, MD  20895
Attention: Edward Cohen, Partner
Telecopier: (301) 770-0144






                                            No. of Shares of
                                            ----------------
                              Common            Series A Preferred        Series B
                              ------            ------------------        --------
                                                                          Preferred
                                                                          ---------

Rymac Joint Venture                                                        9,846
5512 Oak Place
Bethesda, MD 20817
Attention: Paul McNamara
Telecopier: (301) 652-8291

Bender Family Investment                                                   6,563
Limited Partnership
1120 Connecticut Avenue, Suite 1200
Washington, DC 20036
Telecopier: (202) 785-9347

Davidson Family Limited Partnership                                       13,127
c/o Thomas Davidson
c/o Thomas Walsh
1600 Wilson Boulevard, Suite 800
Arlington, VA 22209
Telecopier: (703) 312-6419

William D. Savoy                                                          16,411
c/o Vulcan Ventures Incorporated
110 110th Avenue Northeast, Suite 550
Bellevue, WA 98004
Telecopier: (425) 453-1985

Grover McKean                                                              1,641
2311 Nottingham Avenue
Los Angeles, CA  90027
Telecopier: (213) 666-4235

David Schwinger                                                            6,563
6009 Roseland Drive
Rockville, MD  20852-3646
Telecopier: (202) 298-7570

Terence R. McAuliffe                                                       3,282
7527 Old Dominion Drive
McLean, VA  22102
Telecopier: (703) 749-9190




                                                                  No. of Shares of
                                                                        ----------------

                                                     Common            Series A Preferred        Series B
                                                     ------            ------------------        --------
                                                                                                 Preferred
                                                                                                 ---------
Charles T. Manatt                                                                                  1,641
Manatt Phelps & Phillips
1501 M Street, N.W.
Washington, DC  20005
Telecopier: (202) 463-4394

Martha T.S. Werner                                                                                 3,282
c/o Hawkes Carlton Sanchez & Co., Ltd.
11726 San Vicente Boulevard, Suite 300
Brentwood, CA  91436
(310) 442-4717

Thomas Driscoll                                                                                    3,282
c/o R.W. Pressprich & Co., Inc.
40 Rose Wharf, Second Floor
Boston, MA 02110
Telecopier: (617) 330-9152

John D. Shulman                                                                                    3,282
4620 Laverock Place, NW
Washington, D.C. 20007
Telecopier: (202) 333-8260

C. Raymond Marvin                                                                                 13,127
1371 Kirby Road
McLean, VA 22101
Telecopier: (703) 847-4215

Yagemann Revocable Trust,                                                                         16,411
Dated November 13,1 992
9 Cobb Island Drive
Greenwich, CT 06830

